SUPPLEMENT DATED FEBRUARY 3, 2015

 FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2014

1.	In the “Shareholder Information” section, under the heading “How are transactions processed?”, the following disclosure is added after the last paragraph:
Each Fund reserves the right to provide confirmation of certain transactions, including, but not limited to, purchases through periodic investment plans and certain retirement plans, on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.
2.	In the “Shareholder Information” section, under the subheading “B. Sales Charge Waivers and Discounts”, the following paragraphs are added after paragraph number 18:
19.  When joint customers authorize a redemption from their joint account and at the same time direct the proceeds to be invested as a contribution into one of the joint owner’s Traditional or Roth IRA.**
20.  When a trustee authorizes a redemption from a Trust Account, where the grantor(s) and trustee(s) are one in the same, and at the same time direct the proceeds to be invested as a contribution into his/her Traditional or Roth IRA.**
3.	In the “Shareholder Information” section, under the subheading “B. Sales Charge Waivers and Discounts”, the following paragraph is added after the single-asterisked (*) paragraph regarding items 9 through 13:
** For items 19 and 20 above, if the shares being redeemed are subject to a CDSC, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.
* * * * *
Please retain this Supplement for future reference.

TEP0215

SUPPLEMENT DATED FEBRUARY 3, 2015

 FIRST INVESTORS TAX EXEMPT FUNDS
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014

1.	In Part II, under the heading “Descriptions of Investment Strategies and Risks”, the following is added at the end of the section:

XI.	Cybersecurity Risk

The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or its advisor, sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes.  The Funds cannot control the cyber security plans and management systems that may have been put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders to deal with and/or prevent cyber-attacks. Similar types of cyber security risks are also present for issues or securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.

2.
In Part II, the “Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services” section under the heading “Telephone Redemptions and Other Instructions”, item 5 is deleted in its entirety.

3.
In Part II, the “Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services” section under the heading “Electronic Funds Transfer Redemptions”, the fourth paragraph is deleted and  replaced with the following:

Each EFT redemption must be electronically transferred to your pre-designated bank account.

4.
In Part II, the “Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services” section under the heading “Additional Information About Our Signature Guarantee Policies”, the first paragraph is deleted in its entirety and replaced with the following:

In addition to the circumstances listed in the prospectus, the Funds require signature guarantees for the following:

1.	When shares are transferred to a new owner.
2.	When certificated (issued) shares are redeemed, exchanged or transferred.
3.
In the case of a natural person(s), to establish any EFT service or to amend banking information on an existing EFT service if the First Investors Account owner(s) and bank account owner(s) are not identical.*

4.	In the case of an entity or trust account, to establish any EFT service or to amend banking information on an existing EFT service.*
5.	For Money Line increases in excess of the amounts permitted by telephone.*
6.	To establish the Expedited Redemption Privilege or amend banking information on an existing Expedited Redemption Privilege. *
7.	If multiple account owners of one account give inconsistent instructions.

8.	When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.
9.	When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*
10.	For draft check orders when the address has changed within thirty (30) days of the request.*
11.	For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

* For items 3, 4, 5, 6, 9 and 10 a Signature Validation Program stamp will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee.

TESAI0215